Subsequent Event	12 Months Ended
Dec. 31, 2019
Subsequent Event
Subsequent Event

21. Subsequent Event

Potential impact of coronavirus (“COVID-19”)

From late January 2020, the COVID-19 was rapidly evolving in China and globally. Since then, the business and transportation disruptions in China have caused adverse impacts to the Group’s operations. Temporary closure of offices, travel restrictions or suspension of business operations of the Group's brand partners and customers have negatively affected the demand for its services and the goods sold in the stores or the platform it operates. The Group’s results of operation and consolidated financial position of 2020 will be adversely affected to a certain extent, which will depend on the future developments of the outbreak, including new development concerning the global severity of and actions taken to contain the outbreak, which are highly uncertain and unpredictable.